Exhibit 10.18

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

GROUP PARTICIPATION AGREEMENT

COVER SHEET

General Information
Group Name: Whiteglove House Call Health, Inc.
Federal Tax ID Number: 208913558	Name Associated with Federal Tax ID Number: Whiteglove House Call Health, Inc.

Group UPIN:	Group Primary Specialty:	Group Secondary Specialty:
Languages Spoken other than English:

Primary Service Address
Primary Practice Name: Whiteglove House Call Health, Inc.		Street Address: 515 Capital of Texas Hwy, Suite 225
City: Austin	St. TX	Zip: 78746	County: Travis	Phone: 512-329-8081
Contact Person: Robert Fabbio		Email: bfabbio@housecallhealth.com		Fax: 512-233-2808

Secondary Service Address
Primary Practice Name:		Street Address:
City:	St.	Zip:	County:	Phone:
Contact Person:		Email:		Fax:

Mailing Address
Mailing Address Name: Whiteglove House Call Health Inc.	Street Address: 515 Capital of Texas Hwy, Suite 525
City: Austin	State: TX	Zip: 78746

Billing Address
Billing Address: Whiteglove House Call Health, Inc. 515 Capital of Texas Hwy, Suite 225

City: Austin	State: TX	Zip: 78746	County: Travis
Contact Person Name: Suzanne Lawlor		Email Address: slawlor@housecallhealth.com

Telephone Number: 512-329-8081	Fax: 512-233-2808

** For ChoiceCare Use Only: **

CHC FS #/Area//PC:	PE%:	Default FS #/Area/PC:

CHC FS #/Area//PC:	PE%:	Default FS #/Area/PC:

CHC FS #/Area//PC:	PE%:	Default FS #/Area/PC:

Anesthesia $ Per 15 minute unit: $ Per 10 minute unit: $ New Contract: Y N

Add to Existing Contract: Y N Practice Name of existing contract

Effective Date: / / Contact Name: TSO#: Date: / /

PK # CIS# Contract Changes: Y N Humana Credentialed? Y N

Contracted Category	Area #	FS#	% of FS

Nomination: ☐ Yes ☐ No Directory Listing:

Group Participation Agreement

This Group Participation Agreement (hereinafter referred to as “Agreement”) is made and entered into by and between the party named on the signature page below (hereinafter referred to as “Group”) and Health Value Management, Inc-d/b/a ChoiceCare Network (hereinafter referred to as “ChoiceCare”).

RELATIONSHIP OF THE PARTIES

1.1 In performance of their respective duties and obligations hereunder, ChoiceCare and Group, and their respective employees and agents, are at all times acting and performing as independent contractors and neither party, nor their respective employees and agents, shall be considered the partner, agent, servant, employee of, or joint venturer with the other party. Unless otherwise agreed to herein, the parties acknowledge and agree that neither Group nor ChoiceCare will be liable for the activities of the other no/the agents and employees of the other, including but not limited to, any liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind or nature by or on behalf of any person, party or governmental authority arising out of or in connection with: (i) any failure to perform any of the agreements, terms, covenants or conditions of this Agreement; (ii) any negligent act or omission or other misconduct; (iii) the failure to comply with any applicable laws, rules or regulations; or (iv) any accident, injury or damage to persons or property. Notwithstanding anything to the contrary contained herein. Group further agrees to and hereby does indemnify, defend and hold harmless ChoiceCare from any and all claims, judgments, costs, liabilities, damages and expenses whatsoever, including reasonable attorneys’ fees, arising from any acts or omissions in the provision by Group of medical services to Members. This provision shall survive termination or expiration of this Agreement.

GROUP SERVICES TO MEMBERS

2.1 Subject at all times to the terms of this Agreement. Group agrees to provide or arrange for medical and related health care services (hereinafter referred to as “Group Services”) to individuals (hereinafter referred to as “Members”) covered under designated smlf4unded employer sponsored plans and trusts, insurance policies, or other third party payors’ health benefits contracts (hereinafter referred to as “Plan” or ‘Plans”). ChoiceCare administers the provider network for such other third party payor(s) (hereinafter referred to as “Payor” or “Payors”) issuing and/or administering the Plans. Members shall have an identification card as a means of identifying the Payor Plan covering Member. Such identification cards shall display the ChoiceCare logo and/or name. Members in Payors Medicare Advantage Plans may not have the ChoiceCare logo and/or name displayed on their ID cards.

THIRD PARTY BENEFICIARIES

3.1 Except as is otherwise specifically provided in this Agreement with respect to Payors, the parties have not created and do not intend to create by this Agreement any rights in other parties as third party beneficiaries of this Agreement, including, without limitation. Members.

SCOPE OF AGREEMENT

4.1 This Agreement sets forth the rights, responsibilities, terms and conditions governing: (i) the status of Group and Group’s employees and subcontractors as health care providers (hereinafter referred to as “Participating Providers’) providing health care services and (ii) Groups provision of Group Services to Members.

4.2 Group acknowledges and agrees that all rights and responsibilities arising with respect to benefits to Members shall be subject to the terms of the Payor Plan covering the Member. Further, with respect to such Plans, unless otherwise provided herein, Group acknowledges and agrees that ChoiceCare’s responsibilities are limited to provider network administration for Payors.

4.3 Group represents and warrants that Participating Providers will abide by the terms and conditions of this Agreement. The parties acknowledge and agree that nothing contained in this Agreement is intended to interfere with or hinder communications between Group and Members regarding the Members medical conditions or treatment options, and Group acknowledges that all patient care and related decisions are the sole responsibility of Group and that ChoiceCare does not dictate or control Group’s clinical decisions with respect to the medical care or treatment of Members.

TERM AND TERMINATION OF AGREEMENT

5.1 The term of this Agreement shall commence on             , 20     (hereinafter referred to as the “Effective Date”). (The Effective Date shall be inserted by ChoiceCare.) The initial term of this Agreement shall be one (1) year. This Agreement shall automatically renew for subsequent one (1) year terms unless either party provides written notice of non-renewal to the other party at least ninety (90) days prior to the end of the initial term or any subsequent renewal terms.

5.2 Notwithstanding anything to the contrary herein, either party may terminate this Agreement without cause at any time by providing to the other party one hundred twenty (120) days prior written notice of termination. Group may terminate participation under this Agreement with respect to any Payor that fails to make payments to Group for covered services, but only after written notice to ChoiceCare providing at least sixty (60) days in which the Payor may avoid termination by curing the default in payment. Covered services (hereinafter referred to as “Covered Services”) as used in this Agreement means those services, as determined by a Payor, for which benefits are payable under a Member’s Plan. In the event of notice of such termination, Group agrees to provide Group Services for existing patients who are Members as may be required by state or federal law. Payment to Group for services provided to such Members following the notice of termination shall be made in accordance with the terms of this Agreement.

5.3 ChoiceCare may terminate this Agreement immediately upon written notice, stating the cause for such termination in the event (i) ChoiceCare reasonably determines that Group’s or any other Participating Provider’s continued participation under this Agreement may adversely affect the health, safety or welfare of any Member or bring ChoiceCare or its provider network into disrepute; (ii) Group fails to meet ChoiceCare’s or Payors’ credentialing or recredentialing criteria; (iii) Group or other Participating Provider is excluded from participation in any federal health care program; (iv) Group voluntarily or involuntarily seeks protection from creditors through bankruptcy proceedings or engages in or acquiesces to receivership or assignment of accounts for the benefit of creditors; or (v) ChoiceCare loses its authority to do business in total or as to any limited segment of business but then only as to that segment.

5.4 In the event of a breach of this Agreement by either party, the non-breaching party may terminate this Agreement upon at least sixty (60) days prior written notice to the breaching party, which notice shall specify in detail the nature of the alleged breach; provided however, that if the alleged breach is susceptible to cure, the breaching party shall have thirty (30) days from the date of receipt of notice of termination to cure such breach, and if such breach is cured, then the notice of termination shall be void and of no effect. If the breach is not cured within the thirty (30) day period, then the date of termination shall be that date set forth in the notice of termination. Notwithstanding the foregoing, any breach related to credentialing or re-credentialing, quality assurance issues or alleged breach regarding termination by ChoiceCare in the event that ChoiceCare determines that continued participation under this Agreement may affect adversely the health, safety or welfare of any Member or bring ChoiceCare or its health care networks into disrepute, shall not be subject to cure and shall be cause for immediate termination as set forth in the immediately preceding paragraph.

5.5 Group agrees that notice of termination of this Agreement shall not relieve Groups obligation to provide or arrange for Covered Services through the effective date of termination or expiration of this Agreement.

POLICIES AND PROCEDURES

6 1 Group agrees to cooperate with ChoiceCare and Payors with respect to their quality assurance, quality improvement, accreditation, risk management, utilization review, utilization management and other administrative policies and procedures, if applicable, established and revised from time to time by ChoiceCare and Payors. ChoiceCare administrative policies and procedures are posted by electronic means on ChoiceCare’s website, or are set out in bulletins or other written material, current copies of which will be provided to Group upon request. Revisions to such policies and procedures shall become binding upon Group ninety (90) days after such notice to Group by mail or electronic means, or such other period of time as necessary for ChoiceCare to comply with any statutory, regulatory and/or accreditation requirements.

CREDENTIALING AND PROFESSIONAL LIABILITY INSURANCE

7.1 Participation under this Agreement by Group and Participating Providers is subject to the satisfaction of all applicable credentialing and recredentialing standards established by ChoiceCare. Group shall provide ChoiceCare or its designee the information necessary to ensure compliance with such standards at no cost to ChoiceCare, or its designee. Group agrees to the use of electronic credentialing and recredentialing processes when administratively feasible.

7.2 Group shall maintain, at no expense to ChoiceCare or Payors, such policies of comprehensive general liability, professional liability, and workers’ compensation coverage as required by law, insuring Group, and Group’s employees and agents, against any claim or claims for damages arising as a result of injury to property or person, including death, occasioned directly or indirectly in connection with the provision of medical services contemplated by this Agreement and/or the maintenance of Group’s facilities and equipment. Upon request, Group shall provide ChoiceCare with evidence of said coverage, of which minimum professional liability coverage shall be one million dollars ($1,000,000) per occurrence and three million dollars (*3,000,000) in the aggregate, or such greater amounts as are required by state law. Group shall provide ChoiceCare with written notice at least ten (10) days prior to any cancellations and/or modifications in the coverage. Group shall within ten (10) business days following service upon Group, or such lesser period of time as may be required by any applicable state statute, rule or regulation, notify ChoiceCare in writing of any Member lawsuit alleging malpractice involving a Member.

PROVISION OF MEDICAL SERVICES

8.1 Group shall provide Members all available medical services within the normal scope of and in accordance with Group’s licenses, certifications and privileges to provide certain services as delineated by ChoiceCare and/or Payors. Group agrees to comply with all requests for information related to ChoiceCare’s and/or Payors determination of Group’s privileging status. Group shall not bill, charge, seek payment or have any recourse against ChoiceCare, Payors, or Members for any amounts related to the provision of Group Services for which privileges have not been granted to Group by ChoiceCare.

8.2 Group shall maintain all office medical equipment including, but not limited to, imaging, diagnostic and/or therapeutic equipment (hereinafter collectively referred to as “Equipment”) in acceptable working order and condition and in accordance with the Equipment manufacturer’s recommendations for scheduled service and maintenance Such Equipment shall be located in Group’s office locations that promote patient and employee safety. Group shall provide ChoiceCare and/or Payors with access to such Equipment for inspection and an opportunity to review all records reflecting Equipment maintenance and service history. Such Equipment shall only be operated by qualified technicians with appropriate training and required licenses and certifications.

8.3 Equipment owned and/or operated by Group shall comply with all standards for use of such Equipment and technician qualifications established by ChoiceCare and/or Payors. In the event: (i) Group’s Equipment fails to meet ChoiceCare’s and/or Payor(s) standards; or (ii) Group declines to comply with ChoiceCare’s and/or Payor(s) standards for use of Equipment. Group agrees that it will not use such Equipment while providing services to Members and shall not bill, charge, seek payment or have any recourse against ChoiceCare, Payors, or Members for any amounts for services with respect to such Equipment.

8.4 Group agrees if Group closes Group’s practice(s) to new patients, such closure will apply to all prospective patients without discrimination or regard to payor or source of payment for services. Should Group subsequently re-open Group’s practice(s) to new patients, Group agrees to accept Members as patients to the same extent and in the same manner as non-Member patients seeking Group’s services.

STANDARDS OF PROFESSIONAL PRACTICE

9.1 Group Services shall be made available to Members without discrimination on the basis of type of health benefits plan, source of payment, sex, age, race, color, religion, national origin, health status or disability. Group shall provide Group Services to Members in the same manner as provided to their other patients and in accordance with prevailing practices and standards of the profession.

MEDICAL RECORDS

10.1 Group shall prepare, maintain and retain as confidential the medical records of all Members receiving Group Services, and Members’ other personally identifiable health information received from Payors, in a form, and for time periods required by applicable state and federal laws, licensing requirements and reimbursement rules and regulations to which Group is subject and otherwise in accordance with accepted medical practice. Group shall obtain- authorization of Member permitting ChoiceCare, the Member’s Payor, and/or any state or federal agency as permitted by /aw, to obtain a copy and have access, upon reasonable request, to any medical record of Member related to services provided by Group to any Member pursuant to applicable state and federal laws. Copies of records required for the processing of claims shall be made and provided by Group at no cost to ChoiceCare, Payor, or the Member.

GRIEVANCE AND APPEALS PROCESS/BINDING ARBITRATION

11.1 Grievance and Appeals; Internal Administrative Review. Group shall cooperate and participate with ChoiceCare and/or Payor, as applicable, in grievance and appeals procedures to resolve disputes that may arise between ChoiceCare, Payor, Group and/or Members Group and ChoiceCare further agree that in the event they are unable to resolve disputes that may arise with respect to this Agreement, Group will first exhaust any internal ChoiceCare administrative review or appeal procedures prior to submitting any matters to binding arbitration.

11.2 Agreement to Arbitrate. The parties agree that any dispute arising out of their business relationship which cannot be settled by mutual agreement shall be submitted to final and binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association (“AAA”), including disputes concerning the scope, validity or applicability of this agreement to

arbitrate (“Arbitration Agreement”). The parties agree that this Arbitration Agreement is subject to, and shah| be interpreted in accordance with, the Federal Arbitration Act, 9 U.S.C. § 1-14. No claim or allegation shall be excepted from this Arbitration Agreement, including alleged breaches of the Agreement, alleged violations of state or federal statutes or regulations, tort or other common law claims, and claims of any kind that a party to the Agreement has conspired or coordinated with, or aided and abetted, one or more third parties in violation of law. Without limiting the foregoing, this Arbitration Agreement requires arbitration of disputes involving antitrust, racketeering and similar claims. This Arbitration Agreement supersedes any prior arbitration agreement between the parties, The parties agree to arbitrate disputes arising from the parties’ business relationship prior to the effective date of the Agreement under the terms of this arbitration provision. This Arbitration A0roement, however, does not revive any claims that were barred by the terms of prior contracts, by applicable statutes of limitations or otherwise.

11.3 Arbitration Process. The arbitration shall be conducted by one neutral arbitrator selected by the parties from a panel of arbitrators proposed by the AAA. The arbitrator shall have prior professional, business or academic experience in healthcare, managed care or health insurance matters. In the event of an arbitration of antitrust claims, the arbitrator shall have prior professional, business or academic experience in antitrust matters. The arbitration shall be conducted in a location selected by mutual agreement or, failing agreement, at a location selected by the AAA that is no more than fifty (60) miles from Group’s place of business. The cost of any arbitration proceeding(s) hereunder shall be borne equally by the parties. With respect to any arbitration proceeding between ChoiceCare and Group whereby Group practices individually or in a physician group of less than six (6) physicians, ChoiceCare agrees that it shall refund any applicable filing fees or arbitrators’ fees paid by such Group in the event that Group is the prevailing party with respect to such arbitration proceeding; provided, however, that this paragraph shall not apply with respect to any arbitration proceeding in which Group purports to represent physicians outside his or her physician group. Each party shall be responsible for its own attorneys’ fees and such other costs and expenses incurred related to the proceedings, except to the extent the applicable substantive law specifically provides otherwise.

11.4 Joinder; Class Litigation. Any arbitration under this Arbitration Agreement shall be solely between ChoiceCare and Group, shall not be joined with another lawsuit, claim, dispute or arbitration commenced by any other person, and may not be maintained on behalf of any purported class.

11.5 Expense of Compelling Arbitration. If either party commences a judicial proceeding asserting claims subject to this Arbitration Agreement or refuses to participate in an arbitration commenced by the other party, and the other party obtains a judicial order compelling arbitration of such claims, the party that commenced the judicial proceeding or refused to participate in an arbitration in violation of this Arbitration Agreement shall pay the other party’s costs incurred in obtaining an order compelling arbitration, including the other party’s reasonable attorneys’ fees.

11.6 Judgment on the Decision and Award. Judgment upon the decision and award rendered by an arbitrator under this Arbitration Agreement may be entered in any court having jurisdiction thereof.

USE OF GROUP’S NAME

12.1 ChoiceCare and Payors may include the following information in any and all marketing and administrative materials published or distributed in any medium by Payors or ChoiceCare: Group’s name, telephone number, address, office hours, type of practice or specialty, hospital affiliation, and the names of all other Participating Providers, including Group’s, providing care at Groups office, Group internet website address, board certification, and other education and training history. ChoiceCare will provide Group with access to information or copies of such administrative or marketing materials upon request.

12.2 Group may advertise or utilize marketing materials, logos, trade names, service marks. or other materials created or owned by ChoiceCare or Payors after obtaining ChoiceCare and/or Payors written consent. Group shall not acquire any right or title in or to such materials as a result of such permissive use.

12.3 Group agrees to allow ChoiceCare to distribute a public announcement of Group’s affiliation with ChoiceCare.

PAYMENT

13.1 Group shall accept payment from Payors for services that are Covered Services provided to Member in accordance with the reimbursement terms in Attachment B. Group shall collect directly from Member any co-payment, coinsurance, or other member cost share amounts (hereinafter referred to as “Copayments”) applicable to the Covered Services provided and shall not waive, discount or rebate any such Copayments. Payments made in accordance with Attachment B less the Copayments owed by Members pursuant to their Plans shall be accepted by Group as payment in full from Payors for all Covered Services. This provision shall not prohibit collection by Group from Member for any services not covered under the terms of the applicable Member Plan.

13.2 Group agrees that payment may not be made by Payor for services rendered to Members which are determined by Payors to be services not covered under a Member’s Plan. In the event of such determination by a Payor, Group may pursue payment for such services from the applicable Member, unless such services are paid by the Payor.

13.3 ChoiceCare’s agreements with Payors require Payors to pay Group for Covered Services in accordance with any applicable state prompt payment laws or regulations and, except for Member Copayments, Group agrees to seek payment for such services solely from Payors. Group shall participate under the terms contained herein as a participating provider with respect to Payors that contract with ChoiceCare for provider network administration and related services. ChoiceCare shall require Payors b: provide appropriate steerage mechanisms including benefits designs and/or directory and website publication to ensure Members have appropriate financial incentives to utilize Group Services. ChoiceCare shall require Payor to include a reference in the explanation of benefits that the discounts outlined in Attachment B were utilized for all eligible payments made by Payors for Covered Services provided to Members.

13.4 Group hereby agrees that its execution of this Agreement shall constitute Group’s consent to the termination of other agreements for Group’s services with Employers Health Insurance Company Such terminations shall be effective upon the Effective Date of this Agreement. Nothing in this Agreement shall otherwise limit or prohibit a Payor from contracting directly with or maintaining a direct agreement with Group and utilizing such direct agreements for payment for Covered Services to Members. In the event that Payor elects to apply discounts from its direct agreement with Group, the Payor shall not apply the discount from this Agreement so long as its direct agreement with Group remains in effect.

13.5 Group agrees that Payors may recover overpayment made to Group by Payors by offsetting such amounts from later payments to Group, including making retroactive adjustments to payments to Group for errors and omissions relating to data entry errors and incorrectly submitted claims or incorrectly applied discounts. Payor shall provide Group thirty (30) days advance written notice of Payor’s intent to offset such amounts prior to deduction of any monies due. If Group does not refund said monies or request review of the notice within thirty (30) days following receipt of notice from payor. Group agrees that Payors may make adjustments to payments retroactive for a period not to exceed eighteen (18) months from original date of payment.

13.6 In the event a member of a Humana HMO Plan receives authorization from Humana to receive medical services from an out of network provider and selects Group to provide such services,

Group agrees to be reimbursed for such services at the rates and under the terms for payment set forth in this agreement.

13.7 In the event that Group provides medical services to a member of a Humana HMO Plan that are emergency medical services, Group agrees to be reimbursed for such services at the rates and under the terms for payment set forth in this agreement.

13.8 Group agrees that in no event, including, but not limited to, nonpayment by Humana, or Humana’s insolvency, shall Group bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against ChoiceCare or Humana’s HMO Plan members for services provided by Group to members. This provision shall not prohibit collection by Group from Member for non-covered services and/or Copayments in accordance with the terms of the applicable Member Plan.

SUBMISSION OF CLAIMS

14.1 Group agrees to submit all claims to Payors or their designees, as applicable, using a CMS 1500, its electronic equivalent, or its successor, within ninety (90) days from the date of service or within the time specified by applicable state law. Payors may, in their sole discretion, deny payment for any claim(s) received by Payor after the later of ninety (90) days from the date of service or the time specified by applicable state law. Group acknowledges and agrees that at no time shall Members be responsible for any payments to Group except for applicable Copayments and non-covered services provided to such Members.

14.2 Payor will process Group claims which are accurate and complete in accordance with Payor’s normal claims processing procedures and applicable state and/or federal laws, rules and regulations with respect to the timeliness of claims processing. Such claims processing procedures may include, without limitation, automated systems applications which identify, analyze and compare the amounts claimed for payment with the diagnosis codes and which analyze the relationships among the billing codes used to represent the services provided to Members. These automated systems may result in an adjustment of the payment to the Group for the services or in a request, prior to payment, for the submission for review of medical records that relate to the claim. A reduction in payment as a result of claims policies and/or processing procedures is not an indication that the service provided is a non-covered service. In no event may Group bill a member for any amount adjusted in payment.

14.3 Group shall use best efforts to submit all claims to Payors or their designees by electronic means available and accepted as industry standards that are mutually agreeable and which may include claims clearinghouses or electronic data interface companies used by Payor. Group acknowledges that Payors may market certain products that will require electronic submission of claims in order for Group to participate.

COORDINATION OF BENEFITS

15.1 Payments for Covered Services provided to each Member are subject to coordination with other benefits payable or paid to or on behalf of the Member in accordance with applicable statutes, laws, rules and regulations and in accordance with its Plans. In cases where a Member has coverage, which requires or permits coordination of benefits with another third party payor, Payors will coordinate their benefits with such other payor(s). In the event Medicare is the primary payor, Payors shall pay Group the amount of deductible, coinsurance and/or other plan benefits which are not covered services under Title XVIII of the Social Security Act, as amended, subject to the benefit limits and applicable rates of the applicable Plan. In no event will Payors pay an amount which when combined with payments from the other payor(s) exceeds the contracted rate provided in this Agreement.

NO LIABILITY TO CHOICECARE FOR PAYMENT

16.1 Group hereby agrees that in no event including, but not limited to, nonpayment by Payor, or Payor’s insolvency, shall Group b0, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against ChoiceCare for services provided by Group to members. This provision shall not prohibit collection by Group from Member for non-covered services and/or Copayments in accordance with the terms of the applicable Member Plan.

ACCESS TO INFORMATION

17.1 Group agrees that ChoiceCare. Payors, or their designees, shall have reasonable access and an opportunity to examine Group’s financial and administrative records as they relate to services provided to Members during normal business hours, on at least seventy-.two (72) hours advance notice, or such shorter notice as may be imposed on Payor by a federal or state regulatory agency or accreditation organization.

NEW PRODUCT INTRODUCTION

18.1 From time to time during the term of this Agreement, ChoiceCare and/or Payors may develop or implement new products. Should ChoiceCare and/or Payor elect to offer any such new products to Group, Group shall be provided with ninety (90) days written notice from ChoiceCare prior to the implementation of such new product. If Group does not object in writing to the implementation of such new product within such ninety (90) day notice period, Group shall be deemed to have accepted participation in the new product. In the event Group objects to any such new product, the parties shall confer in good faith to reach agreement on terms of Group’s participation. If agreement cannot be reached, such new product shall not apply to this Agreement.

18.2 ChoiceCare reserves the right, in its discretion, to develop and market provider networks in which Group may not be selected to participate. The parties agree that this Agreement applies to those Members and Plans designated by ChoiceCare.

ASSIGNMENT AND DELEGATION

19.1 The assignment by Group of this Agreement or any interest hereunder shall require notice to and the written consent of ChoiceCare. Any attempt by Group to assign this Agreement or its interest hereunder without complying with the terms of this paragraph shall be void and of no effect, and ChoiceCare’s, at its option, may elect to terminate this Agreement upon thirty (30) days written notice to Group, without any further liability or obligation to Group. ChoiceCare may assign this Agreement in whole or in part to any purchaser of or successor to the assets or operations of ChoiceCare, or to any affiliate of ChoiceCare, provided that the assignee agrees to assume ChoiceCare’s obligations under this Agreement. Upon notice of an assignment by ChoiceCare. Group may terminate this Agreement upon thirty (30) days written notice to ChoiceCare.

COMPLIANCE WITH REGULATORY REQUIREMENTS

20.1 Group acknowledges, understands and agrees that this Agreement may be subject to the review and approval of state regulatory agencies with regulatory authority over the subject matter to which this Agreement may be subject Any modification of this Agreement requested by such agencies or required by applicable law or regulations shall be incorporated herein as provided in Article 2t10, of this Agreement.

20.2 Group and ChoiceCare agree to be bound by and comply with the provisions of all applicable state and federal laws, rules and regulations. The alleged failure by either party to comply with applicable state and federal laws or regulations shall not be construed as allowing either party a private right of action against the other in any court or administrative agency in matters in which such right is not recognized or authorized by such law or regulation. Group shall notify ChoiceCare immediately of any changes in licensure or certification status of Group and other Participating Provider’s, as applicable. If Group violates any of the provisions of applicable state and/or federal laws, rules and regulations, or commits any act or engages in conduct for which Groups or other Participating Providers license or certification is revoked or suspended, or otherwise is restricted by any state licensing or certification agency by which a Participating or the Group is licensed or certified, ChoiceCare may immediately terminate this Agreement or any individual Participating Provider.

MISCELLANEOUS PROVISIONS

21.1 SEVERABILITY. If any part of this Agreement should be determined to be invalid, unenforceable, or contrary to law, that part shall be reformed, if possible, to conform to law, and if reformation is not possible, that part shall be deleted, and the other parts of this Agreement shall remain fully effective.

21.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the state in which Group Services are provided. The parties agree that applicable federal and state laws and regulations may make it necessary to include in this Agreement specific provisions relevant to the subject matter contained herein Such provisions, if any, are set forth in Attachment A hereto. The parties agree to comply with any and all such provisions and in the event of a conflict between the provisions in Attachment A and any other provisions in this Agreement, the provisions in Attachment A shall control. In the event that state or federal laws or regulations enacted after the Effective Date expressly require specific language in such provisions be included in this Agreement such provisions are hereby incorporated by reference without further notice by or action of the parties and such provisions shall be effective as of the effective date stated in such laws, rules or regulations.

21.3 WAIVER. The waiver, whether expressed or implied, of any breach of any provision of this Agreement shall not be deemed to be a waiver of any subsequent or continuing breach of the same provision. In addition, the waiver of one of the remedies available to either party in the event of a default or breach of this Agreement by the other party shall not at any time be deemed a waiver of a party’s right to elect such remedy at any subsequent time if a condition of default continues or recurs.

21.4 NOTICES. Any notices, requests, demands or other communications, except notices of changes in policies and procedures pursuant to Article 6, required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given: (i) on the date of personal delivery, or (ii) provided such notice, request, demand or other communication is received by the party to which it is addressed in the ordinary course of delivery: (a) on the third day following deposit in the United States mail, postage prepaid, by certified ma||, return receipt requested; (b) on the date of facsimile transmission, or (c) on the date following delivery to a nationally recognized overnight courier service, each addressed to the other party at the address set forth below their respective signatures to this Agreement. or to such other person or entity as either party shall designate by written notice to the other in accordance herewith ChoiceCare may also provide such notices to Group by electronic means to the email address of Group set forth on the Cover Sheet to this Agreement or to other email addresses Group provides to ChoiceCare by notice as set forth herein- Unless a notice specifically limits its scope, notice to any one party included in the term “Group” or “ChoiceCare” shall constitute notice to all parties included in the respective terms.

21.5 CONFIDENTIALITY. Group agrees that the terms of this Agreement and information regarding any dispute arising out of this Agreement are confidential, and agrees not to disclose the terms of this Agreement nor information regarding any dispute arising out of this Agreement to any third party without the express written consent of ChoiceCare, except pursuant to a valid court order, or when disclosure is required by a governmental agency. Notwithstanding anything to the contrary heroin, the parties acknowledge and agree that Group may discuss the payment methodology included herein with Members requesting such information.

21.6 COUNTERPARTS AND HEADINGS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original|, and all of which together constitute one and the same instrument. The headings in this Agreement are for reference purposes only and shall not be considered a part of this Agreement in construing or interpreting any of its provisions. Unless the context otherwise requires, when used in this Agreement, the singular shall include the plural, the plural shall include the singular, and all nouns, pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons may require. It is the parties desire that if any provision of this Agreement is determined to be ambiguous, then the rule of construction that such provision is to be construed against its drafter shall not apply to the interpretation of the provision.

21.7 INCORPORATION OF ATTACHMENTS. Attachments A, Bond C are incorporated herein by reference and made a part of this Agreement.

21.8 FORCE MAJEURE. Neither party to this Agreement shall be deemed to breach its obligations under this Agreement if that party’s failure to perform under the terms of this Agreement is due to an act of God, riot, war or natural disaster.

21.9 ENTIRE AGREEMENT. This Agreement, including the attachment, addenda and amendments hereto and the documents incorporated herein, constitutes the entire agreement between ChoiceCare and Group with respect to the subject matter hereof, and it supersedes any prior or contemporaneous agreements, oral or written, between ChoiceCare and Group.

21.10 MODIFICATION OF THIS AGREEMENT. This Agreement may be amended in writing as mutually agreed upon by the parties. In addition, ChoiceCare may amend this Agreement upon ninety (90) days’ written notice to Group. Failure of Group to object to such amendment during the ninety (90) day notice period shall constitute acceptance of such amendment by Group.

21.11 MATERIAL ADVERSE CHANGES. Notwithstanding anything to the contrary in this Agreement, in the event ChoiceCare makes a material adverse change in the terms of this Agreement it shall provide at least ninety (90) days written notice to Group of such change; except where a shorter notice period is required to comply with applicable law or regulation. If Group objects to the change that is the subject of the notice, then Group must within thirty (30) days of the date of the notice give written notice of termination of this Agreement which notice shall be effective at the end of the notice period of the material adverse change; provided, however, if ChoiceCare provides written notice within sixty-five (65) days of the date of the original notice of the material adverse change that it will not implement such change as to Group, then Group’s notice of termination shall be of no force or effect.

IN WITNESS WHEREOF, the parties have the authority necessary to bind the entities identified herein and have executed this Agreement to be effective as of the Effective Date.

GROUP/AUTHORIZED SIGNATORY

Signature:

Printed Name:

Title:

Date:

CHOICECARE NETWORK

Signature:

Printed Name:

Title:

Date:

Address for Notice: Group:	ChoiceCare Network:

ChoiceCare Network

P.O. Box 19013

Green Bay, Wisconsin 54307

Attn: President

ATTACHMENT A

STATE LAW COORDINATING PROVISIONS

TEXAS

ChoiceCare and Group agree that the following provisions are incorporated into the Agreement as they relate to Payors, Plans and/or Members and solely to the extent specifically required to ensure compliance with Texas laws, rules and regulations.

ATTACHMENT B

PHYSICIAN REIMBURSEMENT

A. CHOICECARE NETWORK REIMBURSEMENT

Group agrees to accept as payment in full from Payors for Covered Services rendered to Members, the percentage defined below of ChoiceCare’s ( 079-787 ) fee schedule, or Group’s billed charges, whichever is less, less any Co-payments due from Members All payments due from ChoiceCare will be reduced by any deductibles or co-payments due from Member.

Reimbursements broken down by code ranges and percentage payable for the above listed plans indicating (070-787) fee schedule:

•

Evaluation and Management Services (Codes 99201 to 99499): All covered services for evaluation and management services will be [****] with the exception of 99214 and 99212. CPT Code 99214 will be reimbursed at [****]. CPT Code 99212 which will be [****].

•	Surgery Services (Codes 10021 to 11471 and 11720 to 11765): CPT Code 10060 will be reimbursed at [****]. All other covered services for surgery services will be reimbursed at [****].

•	Surgery Services (Codes 11600 to 11719 and 11770 to 69990): CPT Code 11740 and 69210 will be reimbursed at [****]. All other covered services for surgery services will be reimbursed at [****].

•	Radiology – Including Nuclear Medicine and Diagnostic Ultrasound Services (Code 70010 to 79999): All covered services for radiology services will be reimbursed at [****].

•

Pathology and Laboratory Services (Codes 80048 to 89399): ChoiceCare’s STAT pathology and laboratory codes are fixed at [****] schedule. ChoiceCare’s STAT laboratory codes are as follows: 81000, 91002, 81005, 81015, 81025, 82270, 82947, 82948, 85007, 85008, 85009, 85013, 85014, 85021, 85022, 85027, 85031, 87205, 87207, 87210, 87220, 87880. CPT Code 36415 when appropriate will be paid at [****]. All covered services for pathology and laboratory will be reimbursed at [****].

•

Medicine Services (except Anesthesiology and vaccines) (Codes 90281 to 90474 and 90760 to 92504 and 92511 to 96999 and 97802 to 98929 and 99000 to 99199 and 99500 to 99600): CPT Code 90772 and 92230 will be reimbursed at [****]. All other covered services for medicine services, excluding anesthesiology, [****].

•

Medicine Services Chiropractic, Physical Therapy, Speech Therapy and Occupational Therapy (except Anesthesiology) (Codes 92506 to 92508 and 97001 to 97606 and 98940 to 98943): All covered services for medicine services, excluding anesthesiology, will be reimbursed [****].

•	HCPCS Codes: All covered services for HCPCS codes, with the exception of J Codes will be [****].

•	Drugs, Immunizations, Vaccinations and Injectables: [****] be utilized for reimbursement for drugs, immunizations or injectables. These drugs and/or immunizations will be reimbursed [****].

Group agrees that in the event that Group employs, subcontracts or independently contracts with or uses the services of a physician extender (that is, a physician assistant, advanced registered nurse practitioner, certified registered nurse anesthetist certified nurse midwife certified surgical assistant, certified registered nurse first assistant or such other similarly situated individual) who will be providing services to Members under the supervision of Group, Group shall notify ChoiceCare in writing, upon execution of this Agreement and at any time during the term of this Agreement when such physician

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT B

PHYSICIAN REIMBURSEMENT

extenders are employed, subcontracted or independently contracted with Group, and the specific services that such physician extenders will be performing, prior to the provision of services to any Member. Group represents that physician extenders employed by or under contract with Group will comply with the terms and condition of this Agreement, maintain professional liability coverage and are appropriately licensed as required by applicable state and federal laws, rules and regulations. Group acknowledges and agrees ChoiceCare retains the right to approve, suspend and/or terminate participation under this Agreement of any physician extender who will be providing services to Members. Payor, in its sole discretion, may reimburse Group for services of such physician extenders rendered to Members covered under Plans offered by Payors with access to ChoiceCare Network and not otherwise specified in paragraphs B and/or C below, [****],whichever is less, less any Co-payments due from Member.

B. HUMANA ADVANTAGE NETWORK

Group agrees to participate in ChoiceCare’s Humana Advantage Network and agrees to accept as payment in full from Payors for Covered Services rendered to Members covered under Plans offered by Payors with access to ChoiceCare’s Humana Advantage Network, [****] ChoiceCare’s (005-787) Fee Schedule or Group’s billed charges, whichever is less, less any Copayments due from Member.

Physician agrees that in the event that Physician employs, subcontracts or independently contracts with or uses the services of a physician extender (that is, a physician assistant, advanced registered nurse practitioner, certified registered nurse anesthetist, certified nurse midwife, certified surgical assistant, certified registered nurse first assistant or such other similarly situated individual) who will be providing services to Members under the supervision of Physician, Physician shall notify ChoiceCare in writing, upon execution of this Agreement and at any time during the term of this Agreement when such physician extenders are employed, subcontracted or independently contracted with Physician, and the specific services that such physician extenders will be performing, prior to the provision of services to any Member. Physician represents that physician extenders employed by or under contract with Physician will comply with the terms and condition of this Agreement, maintain professional liability coverage and are appropriately licensed as required by applicable state and federal laws, rules and regulations. Physician acknowledges and agrees ChoiceCare retains the right to approve, suspend and/or terminate participation under this Agreement of any physician extender who will be providing services to Members. Payor, in its sole discretion, may reimburse Physician for services of such physician extenders rendered to Members covered under Plans offered by Payors with access to ChoiceCare’s Humana Advantage Network and not otherwise specified in paragraphs A above and/or C below, [****], whichever is less, less any Copayments due from Member.

This payment provision applies solely to ChoiceCare’s Humana Advantage Network Alf other terms and conditions of this Agreement apply to Physician’s participation in ChoiceCare’s Humana Advantage Network.

C. MEDICARE PPO NETWORK

Physician agrees to participate in ChoiceCare’s Medicare PPO Network and agrees to accept as payment in full from Payors for Covered Services rendered to Members covered under Plans offered by Payors with access to ChoiceCare’s” Medicare PPO Network [****], whichever is less, less any Copayments due from Member.

Physician agrees that in the event that Physician employs, subcontracts or independently contracts with or uses the services of a physician extender (that is, a physician assistant, advanced registered nurse practitioner, certified registered nurse anesthetist, certified nurse midwife, certified surgical assistant, certified registered nurse first assistant or such other similarly situated individual) who will be providing services to Members under the supervision of Physician. Physician shall notify ChoiceCare in working, upon execution of this Agreement and at any time during the term of this Agreement when such physician

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT B

PHYSICIAN REIMBURSEMENT

extenders are employed, subcontracted or independently contracted with Physician, and the specific services that such physician extenders will be performing, prior to the provision of services to any Member. Physician represents that physician extenders employed by or under contract with Physician will comply with the terms and condition of this Agreement, maintain professional liability coverage and are appropriately licensed as required by applicable state and federal laws, rules and regulations. Physician acknowledges and agrees ChoiceCare retains the right to approve, suspend and/or terminate participation under this Agreement of any physician extender who will be providing services to Members. Paynr, in its sole discretion, may reimburse Physician for services of such physician extenders rendered to Members covered under Plans offered by Payors with access to ChoiceCare’s Medicare PPO Network and not otherwise specified in paragraphs A and/or B above, [****], whichever is less, less any Copayments due from Member.

This payment provision applies solely to ChoiceCare’s Medicare PPO Network. All other terms and conditions of this Agreement apply to Physician’s participation in ChoiceCare’s Medicare PPO Network,

D. FEE SCHEDULES

ChoiceCare’s (085-787) fee schedule is based on the current year Medicare Resource Based Relative Value Scale (RBRVS) fee schedule and payment systems in effect as of the effective date of this Agreement and will change thereafter to reflect the annual updates to the schedule made by the Centers for Medicare/Medicaid Services (CMS). .Additionaly, ChoiceCare will adjust the schedule to include and assign fees for services which are not covered by RBRVS. A list of those ChoiceCare adjusted codes and fees will be available to Physician upon request.

Such annual updates by CMS and any corresponding adjustments by ChoiceCare shall be incorporated herein without notice to Physician, but will be available to Physician upon request. ChoiceCare will provide to Physician a sixty (60) day written notice prior to implementation of other revisions to the fee schedule.

ChoiceCare has provided a representative sample of the fee schedule to Physician prior to Physician’s execution of this Agreement, and thereafter will supply a sample upon written request by Physician. Physician hereby acknowledges receipt of fee schedule sample.

Physician understands that some Payors may market or administer products that contain variable Copayment amounts due from the Member for Covered Services based on the medical specialty of certain physicians and the unit costs or reimbursement rates provided for in Physician participation agreements. Physician agrees to participate in such Payor products and to bill and accept as payment in full for Covered Services rendered to Members of such Payors the reimbursement rates set above less any Copayment amounts due from the Member. Inquiries regarding specific Payor products should be directed to the Payor.

ChoiceCare’s (079-787) fee schedule is based upon a modified fixed version of the 2006 Medicare Resource Based Relative Value Scale (“RBRVS”) fee schedule and payment systems, including the site¬of-service payment differential

ChoiceCare may modify schedule (079’787) to include codes and/or fees for services that are not included in this fee schedule (hereinafter “Gap Codes”). In most cases, the Gap Codes are adjusted by ChoiceCare using the relative value unit (“RVU”) multiplied by Medicare’s conversion factor and geographic factor to assign the fee at the same percentage applied by ChoiceCare for other codes within the code range

Additionally, ChoiceCare may incorporate new CPT and HCPCS codes into schedule (079-787). The fee attributable to such code(s) will be determined by applying the same percentage as ChoiceCare applied to other codes within such code range toe that codes RBRVS which is current as of the date of creation of the code.

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT B

PHYSICIAN REIMBURSEMENT

ChoiceCare will also modify the fee for a code if the RVU for the code changes as herein described. RVU increases for a code will be measured by dividing the revised Total RVU by the prior Total RVU Total RVU” means the sum of all three, RVU components, physician work, overhead and mal-practice. If the resulting quotient if 125ofgreater, or .75 or lesser, the revised fee for such code will be determined by applying the same percentage as ChoiceCare applied to other codes within such code range to that code’s RBRVS which is current as of the date of publication of the revised RVU.

Periodic updates for new CPT codes, HCPCS codes and/or Gap Codes, or for modification of fees resulting from adjustments to a code’s RVU as specified above, shall be incorporated into schedule (079-787) without notice to Physician, but will be available to Physician upon request. ChoiceCare may make other adjustments and modifications to this fee schedule. In such case, ChoiceCare will provide Physician a ninety (90) day written notice prior to implementation of any other modifications and adjustments to schedule (079-787)

•	Evaluation and Management Services (Codes 99201 to 99499): All covered services for evaluation and management services are fixed at [****].

•	Surgery Services (Codes 10021 to 11471 and 11720 to 11765): All covered services for surgery services are fixed at [****].

•	Surgery Services (Codes 11600 to 11719 and 11770 to 69990): All covered services for surgery services are fixed at [****].

•	Radiology – Including Nuclear Medicine and Diagnostic Ultrasound Services (Codes 70010 to 79999): All covered services for radiology services are fixed [****].

•

Pathology and Laboratory Services (Codes 80048 to 89399): All covered services for pathology and laboratory will be reimbursed at [****]. ChoiceCare’s STAT pathology and laboratory codes are fixed at [****]. ChoiceCare’s STAT laboratory codes are as follows: 81000, 81002, 81005, 81015, 81025, 82270, 82947, 82948, 85007, 85008, 85009, 85013, 85014, 85021, 85022, 85027, 85031, 87205, 87207, 87210, 87220, 87880.

•

Medicine Services (except Anesthesiology and vaccines) (Codes 90281 to 90474 and 90760 to 92504 and 92511 to 96999 and 97802 to 98929 and 99000 to 99199 and 99500 to 99600): All covered services for medicine services, excluding anesthesiology, are fixed at [****].

•

Medicine Services Chiropractic, Physical Therapy, Speech Therapy and Occupational Therapy (except Anesthesiology) (Codes 92506 to 92508 and 97001 to 97606 and 98940 to 98943): All covered services for medicine services, excluding anesthesiology, are fixed at [****].

•	HCPCS Codes: All covered services for HCPCS codes, with the exception of J codes, are fixed at [****].

•

Drugs, Immunizations, Vaccines and Injectables: ChoiceCare’s (201-544) fee schedule will be utilized for reimbursement for drugs, immunizations or injectables. These drugs and/or immunizations will be reimbursed at [****].

ChoiceCare’s 201-544: ChoiceCare’s injectable fee schedule (201-544) uses a percentage of the CMS Average Sales Price (ASP) or another industry standard as the basis of the (201-544) fee schedule. Notwithstanding anything to the contrary in the Agreement, in the event the basis for the schedule is changed from a percentage of ASP to another basis, then ChoiceCare will provide ninety (90) days advance notice to Provider, of the new basis. The list of codes and associated fees are reviewed and updated quarterly to reflect market pricing, These quarterly updates, if any, as well as any change in the basis may result in fees being adjusted either upwardly or downwardly. These updates shall be

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT B

PHYSICIAN REIMBURSEMENT

incorporated in the ChoiceCare injectable fee schedule (201-544) without notice to Provider, but will be made available to Provider upon request.

E. ANCILLARY SERVICES

Physician and other Participating Providers shall provide only those laboratory, injectable infusion therapy, durable medical equipment, radiology, nuclear medicine, physical therapy and other ancillary health care services which Participating Provider is qualified to provide by license, certification, and state and/or federal law.

ATTACHMENT C

MEDICARE ADVANTAGE PROVISIONS

Group agrees to participate in ChoiceCare’s Medicare Advantage Network. Group further agrees that the following additional provisions relate specifically to Medicare Advantage products and plans and are hereby incorporated by reference into the Agreement.

a)	Group agrees to: (i) abide by all federal and state laws regarding confidentiality, privacy and disclosure of medical records or other health and enrollment information, (ii) ensure that medical information is released only in accordance with applicable state or federal law, or pursuant to court orders or subpoenas, (iii) maintain all Member records and information in an accurate and timely manner, and (iv) allow timely access by Members to the records and information that pertain to them.

b)	The parties agree that Payor will process all claims for Covered Services which are accurate and complete within thirty (30) days from the date of receipt.

c)	Group agrees that in no event, including, but not limited to, nonpayment by Payor, Payor’s insolvency or breach of this Agreement, shall Group bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Members or persons other than Payor for Covered Services provided by Group for which payment is the legal obligation of Payor. This provision shall not prohibit collection by Group from Member for any non-covered service and/or Copayments in accordance with the terms of the applicable Member health benefits contract. Group further agrees that: (i) this provision shall survive the expiration or termination of this Agreement regardless of the cause giving rise to expiration or termination and shall be construed to be for the benefit of the Member; (ii) this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between Group and Member or persons acting on their behalf; and (iii) this provision shall apply to all employees, agents, trustees, assignees, subcontractors, and independent contractors of Group, and Group shall obtain from such persons specific agreement to this provision.

d)	Group agrees to cooperate with Payor in its efforts to monitor compliance with its Medicare Advantage contract(s) and/or Medicare Advantage rules and regulations and to assist Payor in complying with corrective action plans necessary for Payor to comply with such rules and regulations.

e)	Group agrees that nothing in the Agreement shall be construed as relieving Payor of its responsibility for performance of duties agreed to through its Medicare Advantage contracts existing now or entered into in the future with CMS.

f)	Group agrees to comply with and be subject to all applicable Medicare program laws, rules and regulations, reporting requirements, and CMS instructions as implemented and amended by CMS. This includes, without limitation, federal and state regulatory agencies’ including, but not limited to, HHS, the Comptroller General or their designees rights to evaluate, inspect and audit Group’s operations, books, records, and other documentation and pertinent information related to Group’s obligations under the Agreement, as well as all other federal and state laws, rules and regulations applicable to individuals and entities receiving federal funds. Group further agrees HHS’, the Comptroller General’s, or their designees right to inspect, evaluate and audit any pertinent information for any particular contract period will exist through ten (10) years from the final date of the contract period between Payor and CMS or from the date of completion of any audit. whichever is later, and agrees to cooperate, assist and provide information as requested by such entities.

g)	Group agrees to retain all contracts, books, documents, papers and other records related to the provision of services to Medicare Advantage Members and/or as related to Group’s obligations under the Agreement for a period of not less than ten (10) years from: (i) each successive December 31; or (ii) the end of the contract period between Payor and CMS; or (iii) from the date of completion of any audit, whichever is later.

ATTACHMENT C

MEDICARE ADVANTAGE PROVISIONS

h)	Group agrees in the event certain identified activity(ies) have been delegated to Group under the Agreement, any sub-delegation of the noted activity(ies) by Group requires the prior written approval of ChoiceCare and/or Payor, as applicable. Notwithstanding anything to the contrary in the Agreement, ChoiceCare and/or Payor, as applicable, will monitor Group’s performance of any delegated activity(ies) on an ongoing basis and hereby retains the right to modify, suspend or revoke such delegated activity(ies) in the event ChoiceCare, Payor and/or CMS determines, in their discretion, that Group is not meeting or has failed to meet its obligations under the Agreement related to such delegated activity(ies). in the event that ChoiceCare and/or Payor, as applicable, has delegated all or any part of the claims payment process to Group under the Agreement, Group shall comply with all prompt payment requirements to which Payor is subject. Humana agrees that it shall review the credentials of Group or, if ChoiceCare and/or Payor, as applicable, has delegated the credentialing process to Group, ChoiceCare and/or Payor, as applicable, shall review and approve Group’s credentialing process and audit it on an ongoing basis.

i)	Group agrees to comply with ChoiceCare and Payor’s policies and procedures

j)	Group agrees to maintain full participation status in the federal Medicare program. This also includes all of Group’s employees, subcontractors, and/or independent contractors who will provide services, including, without limitation, health care, utilization review, medical social work, and/or administrative services under the Agreement.

k)	Group agrees that payment from Payor for services rendered to Payor’s Medicare Advantage Members is derived, in whole or in part, from federal funds received by Payor from CMS.

l)	Group agrees to disclose to Payor, upon request and within thirty (30) days or such lesser period of time required for Payor to comply with all applicable state or federal laws, all of the terms and conditions of any payment arrangement that constitutes a “physician incentive plan” as defined by CMS and/or any federal Law or regulation. Such disclosure should identify, at a minimum, whether services not furnished by the physician/provider are included, the type of incentive plan including the amount, identified as a percentage, of any withhold or bonus, the amount and type of any stop-loss coverage provided for or required of the physician/provider, and the patient panel size broken down by total group or individual physician/provider panel size, and by the type of insurance coverage (i.e., Commercial HMO, Medicare Advantage HMO, Medicare PPO, and Medicaid HMO).

m)	Group agrees that in the event of Payor’s insolvency or termination of Payor’s contract with CMS, benefits to Members will continue through the period for which premium has been paid and benefits to Members confined in an inpatient facility will continue until their discharge.

n)	Group agrees to provide or arrange for continued treatment, including, but not limited to, medication therapy, to Medicare Advantage Members upon expiration or termination of the Agreement. In accordance with all applicable state and federal laws, rules and/or regulations, treatment must continue until the Member: (i) has been evaluated by a new participating provider who has had a reasonable opportunity to review or modify the Medicare Advantage Member’s course of treatment, or until Payor has made arrangements for substitute care for the Medicare Advantage Member; and (ii) until the date of discharge for Medicare Advantage Members hospitalized on the effective date of termination or expiration of the Agreement. Group agrees to accept as payment in full from Payor for Covered Services rendered to Payor’s Medicare Advantage Members, the rates set forth in the payment attachment which are applicable to such Member.

o)	Group agrees to cooperate with the activities and/or requests of any independent quality review and improvement organization utilized by and/or under contract with Payor as related to the provision of services to Medicare Advantage Members.

ATTACHMENT C

MEDICARE ADVANTAGE PROVISIONS

p)	Group agrees to cooperate with Payor’s health risk assessment program.

q)	Group agrees to provide to Payor accurate and complete information regarding the provision of Covered Services by Group to Members (“Data”) on a complete CMS 1500 or UB 92 form, or their respective successor forms as may be required by CMS, or such other form as may be required by law when submitting claims and encounters in an electronic format, or such other format as is mutually agreed upon by both parties. The Data shall be provided to Payor on or before the last day of each month for encounters occurring in the immediately preceding month, or such lesser period of time as may be required in the Agreement, or as is otherwise agreed upon by the parties in writing. The submission of the Data to Payor and/or CMS shall include a certification from Group that the Data is accurate, complete and truthful. In the event the Data is not submitted to Payor by the date and in the form specified above, Payor may, in its sole option, withhold payment otherwise required to be made under the terms of the Agreement until the Data is submitted to Payor.

r)	Group agrees not to collect or attempt to collect copayments, coinsurance, deductibles or other cost-share amounts from any Payor Medicare Advantage Member who has been designated as a Qualified Medicare Beneficiary (“QMB”) by CMS.

s)	Group agrees to maintain written agreements with employed and contracted health care providers and health care professionals providing services under the Agreement in a form comparable to, and consistent with, the terms and conditions of the Agreement. Group’s downstream provider agreements shall include terms and conditions which comply with all applicable requirements for provider agreements under state and federal laws, rules and regulations including, without limitation, the Medicare Advantage rules and regulations to which Payor is subject. In the event of a conflict between the language of the downstream provider agreements and the Agreement, the language in the Agreement shall control.

APPENDIX A

ADDITIONAL PROVISIONS APPLICABLE TO HUMANA HEALTH PLAN PAYORS

The following additional provisions apply to health plans underwritten or administered by Humana Insurance Company or its affiliates.

1. Notwithstanding anything to the contrary in the Agreement, Group agrees to submit all claims to Payors or their designees, as applicable, using a CMS 1500, its electronic equivalent, or its successor, within one hundred eighty (180) days from the later of: (i) the date of service; or (ii) the date of Group’s receipt of the explanation of benefits from the primary payor when Payor is the secondary payor; provided, however, all claims under self-insured plans must be submitted within one hundred eighty (180) days of the date of service. Payors may, in their sole discretion, deny payment for any claim(s) received by Payor after the later of the dates specified above.

2. “Medically Necessary” (or “Medical Necessity”), unless otherwise defined by applicable law, shall mean health care services that a Group, exercising prudent clinical judgment, would provide to a patient for the purpose of preventing, evaluating, diagnosing or treating an illness, injury, disease or its symptoms, and that are (a) in accordance with generally accepted standards of medical practice, (b) clinically appropriate, in terms of type, frequency, extent, site and duration, and considered effective for the patient’s illness, injury or disease; and (c) not primarily for the convenience of the patient, Group, or other health care provider, and not more costly than an alternative service or sequence of services at least as likely to produce equivalent therapeutic or diagnostic results as to the diagnosis or treatment of that patient’s illness, injury or disease. For these purposes, “generally accepted standards of medical practice” means standards that are based on credible scientific evidence published in peer-reviewed medical literature generally recognized by the relevant medical community, Group specialty society recommendations and the views of Groups practicing in relevant clinical areas and any other relevant factors. Group agrees that in the event of a denial of payment for services rendered to Members determined not to be Medically Necessary by Payor, that Group shall not bill, charge, seek payment or have any recourse against Member for such services. Notwithstanding the immediately preceding sentence, Group may bill the Member for services determined not to be Medically Necessary if Group provides the Member with advance written notice that: (a) identifies the proposed services, (b) informs the Member that such services may be deemed by Payor to be not Medically Necessary, and (c) provides an estimate of the cost to the Member for such services and the Member agrees in writing in advance of receiving such services to assume financial responsibility for such services.

3. Group agrees to comply with the polices and procedures set forth in the Manual regarding inpatient and outpatient admissions including, but not limited to, notifying ChoiceCare of the admission or obtaining preadmission authorization as the Manual so requires. Group recognizes that failure to comply with the Manual with respect to a Member admission could result in limitations on ChoiceCare`s ability to administer Members’ benefits. In the event Group fails to comply with the Manual regarding a Member inpatient or outpatient admission, Group’s claim will be pended and may either not be paid (if it is not Medically Necessary) or be subject to an administrative reduction in an amount equal to fifty percent (50%) of the allowed amount. Group agrees it shall not balance bill the Member for the amount of the reduction in payment. In the event the reduction described herein is effected, the Member’s Copayments, if any, will be adjusted accordingly.

ATTACHMENT E

AMENDMENT TO AGREEMENT

The parties agree to amend the following language in bold and italics print. Further, these changes replace, delete and/or add to the final language agreed to by the parties:

TERM AND TERMINATION OF AGREEMENT

5.2 Notwithstanding anything to the contrary herein, either party may terminate the Agreement without cause at any time after one hundred eighty (180) days from execution of this Agreement by providing to the other party a ninety (90) days prior written notice of termination…”

CREDENTIALING AND PROFESSIONAL LIABILITY INSURANCE

7.2 “…Upon request, Group shall provide ChoiceCare with evidence of said coverage, of which minimum professional liability coverage shall be five hundred thousand dollars ($500,000) per occurrence and one million dollars ($1,000,000) in the aggregate or such greater amounts as are required by state law…

PROVISION OF MEDICAL SERVICES

8.2 Deleted in its entirety 8.3 Deleted in its entirety

USE OF GROUPS NAME

12.4 ChoiceCare may advertise or utilize marketing materials, logos, trade names, service marks of other materials created or owned by Group after obtaining Group’s written consent. ChoiceCare shall not acquire any right to title in or to such materials as a result of such permissive use.

ACCESS TO INFORMATION

17.1 Group agrees that ChoiceCare, Payors or their designees shall have reasonable access and an opportunity to examine Group’s financial records annually and administrative records as needed, as they relate to services provided to Members during normal business…”

ASSIGNMENT AND DELEGATION

19.2 The assignment by ChoiceCare of this Agreement or any interest hereunder shall require notice to and the written consent of Group. Any attempt by ChoiceCare to assign this Agreement or its interest hereunder without complying with the terms of this paragraph shall be void and of no effect, and Group, at its option, may elect to terminate this Agreement upon thirty (30) days written notice to ChoiceCare, without any further liability or obligation to ChoiceCare. Group may assign this Agreement in whole or in part to any purchaser of or successor to the assets or operations of Group, or to any affiliate of Group, provided that the assignee agrees to assume Group’s obligations under this Agreement. Upon notice of an assignment by Group, ChoiceCare may terminate this Agreement upon thirty (30) days written notice to Group.

AMENDMENT TO

Whiteglove House Call Health PARTICIPATION AGREEMENT

WHEREAS Humana Insurance Company, Employers Health Insurance Company and their affiliates (hereinafter referred to as “HUMANA”) and the Whiteglove House Call, Inc. (hereinafter referred to as “Provider”) entered into an Agreement signed effective as of May 1, 2008 after referred to as “Agreement”)

WHEREAS, the Parties thereto have mutually agreed to amend said Agreement, regarding compensation for Services to Humana Advantage Network and Medicare PPO Network members for outpatient services. Said Amendment shall be effective May 1, 2008.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained and other good valuable consideration the sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by and between the Parties hereto that the following is to amend Attachment C as it pertains to commercial PPO and indemnity:

Attachment B: (B) Humana Advantage Network and (C) Medicare PPO Network will be amended to read the following:

Group agrees to accept as payment in full from Payors for Covered Services rendered to Members, the percentage defined below of ChoiceCare’s ( 079-787 ) fee schedule, or Group’s billed charges, whichever is less, less any Co-payments due from Members. All payments due from ChoiceCare will be reduced by any deductibles or co-payments due from Member.

Reimbursements broken down by code ranges and percentage payable for the above listed plans indicating (079-787) fee schedule:

•

Evaluation and Management Services (Codes 99201 to 99499): All covered services for evaluation and management services will be reimbursed [****]. CPT Code 99214 will be reimbursed at [****]. CPT Code 99212 which will be [****].

•	Surgery Services (Codes 10021 to 11471 and 11720 to 11765): CPT Code 10060 will be [****]. All other covered services for surgery services will be reimbursed at [****].

•	Surgery Services (Codes 11600 to 11719 and 11770 to 69990): CPT code 11740 and 69210 will be [****]. All other covered services for surgery services will be reimbursed [****].

•	Radiology - Including Nuclear Medicine and Diagnostic Ultrasound Services (Codes 70010 to 79999): All covered services for radiology services will be reimbursed at [****].

•

Pathology and Laboratory Services (Codes 80048 to 89399): ChoiceCare’s STAT pathology and laboratory codes are fixed at [****]. ChoiceCare’s STAT laboratory codes are as follows: 81000, 81002, 81005, 81015, 81025, 82270, 82947, 82948, 85007, 85008, 85009, 85013, 85014, 85021, 85022, 85027, 85031, 87205, 87207, 87210, 87220, 87880. CPT Code 36415 when appropriate will be paid at [****]. All covered services for pathology and laboratory will be reimbursed at [****].

•

Medicine Services (except Anesthesiology and vaccines) (Codes 90281 to 90474 and 90760 to 92504 and 92511 to 96999 and 97802 to 98929 and 99000 to 99199 and 99500 to 99600): CPT . Code 90772 and 92230 will be reimbursed at [****]. All other covered services for medicine services, excluding anesthesiology, will be reimbursed at [****].

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

•

Medicine Services Chiropractic, Physical Therapy, Speech Therapy and Occupational Therapy (except Anesthesiology) (Codes 92506 to 92508 and 97001 to 97606 and 98940 to 98943): All covered services for medicine services, excluding anesthesiology, will be reimbursed at [****].

•	HCPCS Codes: All covered services for HCPCS codes, with the exception of J codes, will be reimbursed at [****].

•

Drugs, Immunizations, Vaccines and Injectables: ChoiceCare’s (201-544) fee schedule will be utilized for reimbursement for drugs, immunizations or injectables. These drugs and/or immunizations will be reimbursed at [****].

Group agrees that in the event that Group employs, subcontracts or independently contracts with or uses the services of a physician extender (that is, a physician assistant, advanced registered nurse practitioner, certified registered nurse anesthetist, certified nurse midwife, certified surgical assistant, certified registered nurse first assistant or such other similarly situated individual) who will be providing services to Members under the supervision of Group, Group shall notify ChoiceCare in writing, upon execution of this Agreement and at any time during the term of this Agreement when such physician extenders are employed, subcontracted or independently contracted with Group, and the specific services that such physician extenders will be performing, prior to the provision of services to any Member. Group represents that physician extenders employed by or under contract with Group will comply with the terms and condition of this Agreement, maintain professional liability coverage and are appropriately licensed as required by applicable state and federal laws, rules and regulations. Group acknowledges and agrees ChoiceCare retains the right to approve, suspend and/or terminate participation under this Agreement of any physician extender who will be providing services to Members. Payor, in its sole discretion, may reimburse Group for services of such physician extenders rendered to Members covered under Plans offered by Payors with access to ChoiceCare Network and not otherwise specified in paragraphs B and/or C below, [****], whichever is less, less any Co-payments due from Member.

Except as specifically amended hereby, the terms and conditions of this agreement remain the same.

IN WITNESS WHEREOF, the undersigned have executed this Amendment effective May 1, 2008.

Provider

By:

Printed Name:

Title:

Date:

HUMANA

By:

Printed Name:	Donnie Hromadka

Title: V.P. Network Management

Date:

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CHOICECARE AMENDMENT TO

Whiteglove House Call Health, Inc PARTICIPATION AGREEMENT

WHEREAS Humana Insurance Company, Employers Health Insurance Company and their affiliates (hereinafter referred to as “HUMANA”) and the Whiteglove House Call Health, Inc. (hereinafter referred to as “Group”) entered into an Agreement signed effective as of May 1, 2008 after referred to as “Agreement”)

WHEREAS, the Parties thereto have mutually agreed to amend said Agreement, regarding compensation for Covered Services for the ChoiceCare Network Members for covered services. Said Amendment shall be effective September 15, 2008.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained and other good valuable consideration the sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by and between the Parties hereto that the following is to amend Attachment B as it pertains to commercial PPO and Indemnity:

Attachment B: (A) ChoiceCare Network will be amended to read the following:

A. CHOICECARE NETWORK REIMBURSEMENT

Group agrees to accept as payment in full from Payors for Covered Services rendered to Members, the percentage defined below of ChoiceCare’s ( 079-787) fee schedule, or Group’s billed charges, whichever is less, less any Co-payments due from Members. All payments due from ChoiceCare will be reduced by any deductibles or co-payments due from Member.

Reimbursements broken down by code ranges and percentage payable for the above listed plans indicating (079-787) fee schedule:

•

Evaluation and Management Services (Codes 99201 to 99499): All covered services for evaluation and management services will be reimbursed zero with the exception of 99214 and 99212. CPT Code 99214 will be reimbursed [****]. CPT Code 99212 which will be [****].

•	Surgery Services (Codes 10021 to 11471): CPT Code 10060, 10120, 11100, will be reimbursed at [****]. All other covered services for surgery services will be reimbursed [****].

•

Surgery Services (Codes 11600 to 11719 and 11770 to 69990): CPT code 11730, 11740, 11750,12001, 12002, 12004, 12011, 12013, 12014, 12031, 12032, 12034, 12041, 12042, 12044, 12051, 12052, 12053, 16020, 16025,16030, 17100, 29505, 29515, 29125, 29105, 29130, 30901, 65205, 65220, and 69210 will be reimbursed at [****]. All other covered services for surgery services will be reimbursed at [****]

•	Radiology - Including Nuclear Medicine and Diagnostic Ultrasound Services (Codes 70010 to 79999): All covered services for radiology services will be reimbursed at[****].

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

•

Pathology and Laboratory Services (Codes 80048 to 89399): ChoiceCare’s STAT pathology and laboratory codes are fixed at [****]. ChoiceCare’s STAT laboratory codes are as follows: 81000, 81002, 81005, 81015, 81025, 82270, 82947, 82948, 85007, 85008, 85009, 85013, 85014. 85021, 85022, 85027, 85031, 87205, 87207, 87210, 87220, and 87880. CPT Code 36415 when appropriate will be paid at [****]. CPT Codes 82962, 86627, 87804, and 86308, will be paid at [****]. All other covered services for pathology and laboratory will be reimbursed at [****].

•

Medicine Services (except Anesthesiology and vaccines) (Codes 90281 to 90474 and 90760 to 92504 and 92511 to 96999 and 97802 to 98929 and 99000 to 99199 and 99500 to 99600): CPT Codes 90772, 92230, 93000, 94640, and 94664 will be reimbursed at [****] schedule. All other covered services for medicine services, excluding anesthesiology, will be reimbursed at [****] of 2006 Medicare RBRVS.

•

Medicine Services Chiropractic, Physical Therapy, Speech Therapy and Occupational Therapy (except Anesthesiology) (Codes 92506 to 92508 and 97001 to 97606 and 98940 to 98943): All covered services for medicine services, excluding anesthesiology, will be reimbursed at [****].

•	HCPCS Codes: All covered services for HCPCS codes, with the exception of J codes, will be reimbursed at [****].

•	CPT CODE 99070 CPT CODE 99070 will be paid [****], which is [****]. Humana reserves the right to audit to insure accuracy.

•

Drugs, Immunizations, Vaccines and Injectables: ChoiceCare’s (201-544) fee schedule will be utilized for reimbursement for drugs, immunizations or injectables. These drugs and/or immunizations will be reimbursed at [****] of ChoiceCare’s (201-544) fee schedule.

Group agrees that in the event that Group employs, subcontracts or independently contracts with or uses the services of a physician extender (that is, a physician assistant, advanced registered nurse practitioner, certified registered nurse anesthetist, certified nurse midwife, certified surgical assistant, certified registered nurse first assistant or such other similarly situated individual) who will be providing services to Members under the supervision of Group, Group shall notify ChoiceCare in writing, upon execution of this Agreement and at any time during the term of this Agreement when such physician extenders are employed, subcontracted or independently contracted with Group, and the specific services that such physician extenders will be performing, prior to the provision of services to any Member. Group represents that physician extenders employed by or under contract with Group will comply with the terms and condition of this Agreement, maintain professional liability coverage and are appropriately licensed as required by applicable state and federal laws, rules and regulations. Group acknowledges and agrees ChoiceCare retains the right to approve, suspend and/or terminate participation under this Agreement of any physician extender who will be providing services to Members. Payor, in its sole discretion, may reimburse Group for services of such physician extenders rendered to Members covered under Plans offered by Payors with access to ChoiceCare Network and not otherwise specified in paragraphs B and/or C below, one hundred percent (100%) of ChoiceCare’s (079-787) Fee Schedule or Group’s billed charges, whichever is less, less any Co-payments due from Member.

Except as specifically amended hereby, the terms and conditions of this agreement remain the same.

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the undersigned have executed this Amendment effective September 15, 2008.

Provider

By:

Printed Name:

Title:

Date:

HUMANA

By:

Printed Name:	Donnie Hromadka

Title:	V.P. Network Management

Date:

HUMANA AMENDMENT TO

WHITEGLOVE HOUSE CALL HEALTH, Inc. PHYSICIAN AGREEMENT

WHEREAS Humana Health Care Plans of Austin, Inc., PCA Health Plans of Texas, Inc., and their affiliates (hereinafter referred to as “HUMANA”) and Whiteglove House Call Health, Inc. (hereinafter referred to as “GROUP”) entered into an Agreement effective as of May 1, 2008 (hereinafter referred to as “Agreement”)

WHEREAS, the Parties thereto have mutually agreed to amend said Agreement, with regards for the Humana Commercial HMO, ASO and POS members for covered services. Said Amendment shall be effective September 15, 2008.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained and other good valuable consideration the sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by and between the Parties hereto that the following is to amend Reimbursement Attachment as it pertains to Commercial HMO, ASO and POS:

REIMBURSEMENT Commercial HMO Plan(s)

Physician agrees to accept as payment in full from Humana for Covered Services rendered to Members of commercial HMO plan(s) covered by this Agreement, [****] below of Humana’s (079-787) fee schedule, or Physician’s billed charges, whichever is less, less any Co-payments due from Members. For any claims for Covered Services rendered to such Members that are billed under codes not listed on Humana’s (079-787) fee schedule, Physician agrees to accept as payment in full from Humana, [****] Humana’s (201-544) fee schedule or Physician’s billed charges, whichever is less, less any Co-payments due from Members for vaccines, drugs and injectables.

For services of a physician extender, Physician agrees and shall require the physician extender to agree to accept as payment in full from Humana for Covered Services rendered to Members of commercial plan(s) covered by this Agreement, [****] as defined below of Humana’s (079-787) fee schedule or Physician’s billed charges, whichever is less, less any Co-payments due from Member. For any claims for Covered Services rendered to such Members that are billed under codes not listed on Humana’s (079-787) fee schedule, Physician agrees and shall require the physician extender to agree to accept as payment in full from Humana for such Covered Services, [****], less any Co-payments due from Member.

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Commercial EPO ASO and POS Plan(s)

Physician agrees to accept as payment in full from Humana for Covered Services rendered to Members of commercial EPO plan(s) covered by this Agreement. the percentage defined below of Humana’s (079-787) fee schedule, or Physician’s billed charges, whichever is less, less any Co-payments due from Members. For any claims for Covered Services rendered to such Members that are billed under codes not listed on Humana’s (079/787) fee schedule, Physician agrees to accept as payment in full from Humana, [****] of Humana’s (201-544) fee schedule or Physician’s billed charges, whichever is less, less any Copayments due from Members.

For services of a physician extender, Physician agrees and shall require the physician extender to agree to accept as payment in full from Humana for Covered Services rendered to Members of commercial plan(s) covered by this Agreement, [****] as defined below of Humana’s (079-787) fee schedule or Physician’s billed charges, whichever is less, less any Co-payments due from Member. For any claims for Covered Services rendered to such Members that are billed under codes not listed on Humana’s (079-787) fee schedule, Physician agrees and shall require the physician extender to agree to accept as payment in full from Humana for such Covered Services, [****] or Physician’s billed charges, whichever is less, less any Co-payments due from Member.

Traditional Plan(s)

Physician agrees to accept as payment in full from Humana for Covered Services rendered to Members of traditional plan(s) covered by this Agreement, [****], or Physician’s billed charges, whichever is less, less any Co- payments due from Members. For any claims for Covered Services rendered to such Members that are billed under codes not listed on Humana’s (079/787) fee schedule, Physician agrees to accept as payment in full from Humana, [****] schedule or Physician’s billed charges, whichever is less, less any Co-payments due from Members.

For services of a physician extender, Physician agrees and shall require the physician extender to agree to accept as payment in full from Humana for Covered Services rendered to Members of commercial plan(s) covered by this Agreement, [****] reimbursement break down as defined below of Humana’s (079-787) fee schedule or Physician’s billed charges, whichever is less, less any Co-payments due from Member. For any claims for Covered Services rendered to such Members that are billed under codes not listed on Humana’s (079-787) fee schedule, Physician agrees and shall require the physician extender to agree to accept as payment in full from Humana for such Covered Services, [****] or Physician’s billed charges, whichever is less, less any Co-payments due from Member.

Reimbursement break down by code range and percentage payable:

Evaluation and Management Services (Codes 99201 to 99499): All covered services for evaluation and management services will be reimbursed at [****] with the exception of 99214 and 99212. CPT Code 99214 will be reimbursed at [****]. CPT Code 99212 will be reimbursed [****].

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Surgery Services (Codes 10021 to 11471 and 11720 to 11765): CPT Code 10060, 10120. 11100 will be reimbursed at [****]. All other covered services for surgery services will be reimbursed at [****] of fixed 2006 Medicare RBRVS schedule.

Surgery Services (Codes.11600 to 11719 and 11770 to 69990): CPT Code, 11730, 11740,11750, 12001, 12002, 12004, 12011, 12013, 12014, 12031, 12032, 12034, 12041, 12042, 12044, 12051, 12052, 12053, 16020, 16025,16030, 17100 29505, 29515, 29125, 29105, 29130, 30901, 65205, 65220, and 69210 will be reimbursed at [****] of the fixed 2006 RBRVS. All other covered services for surgery services will be reimbursed at [****]

Radiology - Including Nuclear Medicine and Diagnostic Ultrasound Services (Codes 70010 to 79999): ): All covered services for radiology services will be reimbursed at [****].

Pathology and Laboratory Services (Codes 80048 to 89399): Humana STAT pathology and laboratory codes will be reimbursed at [****]. Humana STAT laboratory codes are as follows: 81000, 81002, 81005, 81015, 81025, 82270, 82947, 82948, 85007, 85008, 85009, 85013, 85014, 85021, 85022, 85027, 85031, 87205, 87207, 87210, 87220, and 87880. CPT code 36415 when appropriate will be paid at [****]. CPT Codes 82962, 86627, 87804, 86308, will be paid at [****] allowable. All other codes will be reimbursed at [****].

Medicine Services (except Anesthesiology and vaccines) (Codes 90281 to 90474 and 90760 to 92504 and 92511 to 96999 and 97802 to 98929 and 99000 to 99199 and 99500 to 99600): CPT code 90772, 92230, 93000, 94640, and 94664 will be reimbursed at [****]. All other covered services for medicine services, excluding anesthesiology, will be reimbursed at [****] of 2006 Medicare RBRVS. Medicine Services Chiropractic, Physical Therapy, Speech Therapy and Occupational Therapy (except Anesthesiology) (Codes 92506 to 92508 and 97001 to 97606 and 98940 to 98943): All covered services for medicine services, excluding anesthesiology, will be reimbursed at [****].

HCPCS Codes: All covered services for HCPCS codes, with the exception of J codes will be reimbursed at [****].

Drugs, Immunizations, Vaccines and Injectables:

[****] be utilized for reimbursement for drugs, immunizations or injectables. These drugs and/or immunizations will be reimbursed at [****].

CPT CODE 99070: CPT Code 99070 will be reimbursed at [****] billed charges, which is intended to [****]. Humana reserves the right to audit to insure accuracy.

Except as specifically amended hereby, the terms and conditions of this agreement remain the same.

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the undersigned have executed this Amendment effective September 15, 2008.

Provider

By:

Printed Name:

Title:

Date:

HUMANA

By:

Printed Name:	Donnie Hromadka

Title:	V.P. Network Management

Date:

AMENDMENT TO

Whiteglove House Call Health, Inc. PARTICIPATION AGREEMENT

WHEREAS Humana Insurance Company, Employers Health Insurance Company and their affiliates (hereinafter referred to as “HUMANA”) and the Whiteglove House Call Health, Inc. (hereinafter referred to as “GROUP”) entered into an Agreement signed effective as of May 1, 2008 after referred to as “Agreement”)

WHEREAS, the Parties thereto have mutually agreed to amend said Agreement, regarding compensation for Covered Services to Humana Advantage Network and Medicare PPO Network members for outpatient services. Said Amendment shall be effective September 15, 2008.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained and other good valuable consideration the sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by and between the Parties hereto that the following is to amend Attachment B, (B) Humana Advantage Network and (C)Medicare PPO Network as it pertains to:

Attachment B: (B) Humana Advantage Network and (C) Medicare PPO Network will be amended to read the following:

Group agrees to accept as payment in full from Payors for Covered Services rendered to Members, the percentage defined below of ChoiceCare’s ( 079-787 ) fee schedule, or Group’s billed charges, whichever is less, less any Co-payments due from Members. All payments due from ChoiceCare will be reduced by any deductibles or co-payments due from Member.

Reimbursements broken down by code ranges and percentage payable for the above listed plans indicating (079-787) fee schedule:

•

Evaluation and Management Services (Codes 99201 to 99499): All covered services for evaluation and management services will be reimbursed zero with the exception of 99214 and 99212. CPT Code 99214 will be reimbursed at [****]. CPT Code 99212 which will be [****].

•	Surgery Services (Codes 10021 to 11471): CPT Code 10060, 10120, 11100, will be reimbursed at [****]. All other covered services for surgery services will be reimbursed at [****].

•

Surgery Services (Codes 11600 to 11719 and 11770 to 69990): CPT code 11730, 11740, 11750,12001, 12002. 12004, 12011, 12013, 12014, 12031, 12032, 12034, 12041, 12042, 12044, 12051, 12052, 12053, 16020, 16025,16030, 17100, 29505, 29515, 29125, 29105, 29130, 30901, 65205, 65220, and 69210 will be reimbursed at [****]. All other covered services for surgery services will be reimbursed at [****].

•	Radiology - Including Nuclear Medicine and Diagnostic Ultrasound Services (Codes 70010 to 79999): All covered services for radiology services will be reimbursed at [****].

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

•

Pathology and Laboratory Services (Codes 80048 to 89399): ChoiceCare’s STAT pathology and laboratory codes are fixed at [****] schedule. ChoiceCare’s STAT laboratory codes are as follows: 81000, 81002, 81005, 81015, 81025, 82270, 82947, 82948, 85007, 85008, 85009, 85013, 85014, 85021, 85022, 85027, 85031, 87205, 87207, 87210, 87220, and 87880. CPT Code 36415 when appropriate will be paid at [****]. CPT Codes 82962, 86627, 87804, and 86308, will be paid at [****] allowable. All other covered services for pathology and laboratory will be reimbursed at [****].

•

Medicine Services (except Anesthesiology and vaccines) (Codes 90281 to 90474 and 90760 to 92504 and 92511 to 96999 and 97802 to 98929 and 99000 to 99199 and 99500 to 99600): CPT Codes 90772, 92230, 93000, 94640, and 94664 will be reimbursed at [****]. All other covered services for medicine services, excluding anesthesiology, will be reimbursed [****].

•

Medicine Services Chiropractic, Physical Therapy, Speech Therapy and Occupational Therapy (except Anesthesiology) (Codes 92506 to 92508 and 97001 to 97606 and 98940 to 98943): All covered services for medicine services, excluding anesthesiology, will be reimbursed [****].

•	HCPCS Codes: All covered services for HCPCS codes, with the exception of J codes, will be reimbursed at [****].

•	CPT CODE 99070 CPT CODE 99070 will [****], which is intended to [****]. Humana reserves the right to audit to insure accuracy.

•

Drugs, Immunizations, Vaccines and Injectables: ChoiceCare’s (201-544) fee schedule will be utilized for reimbursement for drugs, immunizations or injectables. These drugs and/or immunizations will be reimbursed at [****].

Group agrees that in the event that Group employs, subcontracts or independently contracts with or uses the services of a physician extender (that is, a physician assistant, advanced registered nurse practitioner, certified registered nurse anesthetist, certified nurse midwife, certified surgical assistant, certified registered nurse first assistant or such other similarly situated individual) who will be providing services to Members under the supervision of Group, Group shall notify ChoiceCare in writing, upon execution of this Agreement and at any time during the term of this Agreement when such physician extenders are employed, subcontracted or independently contracted with Group, and the specific services that such physician extenders will be performing, prior to the provision of services to any Member. Group represents that physician extenders employed by or under contract with Group will comply with the terms and condition of this Agreement, maintain professional liability coverage and are appropriately licensed as required by applicable state and federal laws, rules and regulations. Group acknowledges and agrees ChoiceCare retains the right to approve, suspend and/or terminate participation under this Agreement of any physician extender who will be providing services to Members. Payor, in its sole discretion, may reimburse Group for services of such physician extenders rendered to Members covered under Plans offered by Payors with access to ChoiceCare Network and not otherwise specified in paragraphs B and/or C below, [****] of ChoiceCare’s (079-787) Fee Schedule or Group’s billed charges, whichever is less, less any Co-payments due from Member.

Except as specifically amended hereby, the terms and conditions of this agreement remain the same.

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Provider

By:

Printed Name:

Title:

Date:

HUMANA

By:

Printed Name:	Donnie Hromadka

Title:	V.P. Network Management

Date:

CHOICECARE AMENDMENT TO

Whiteglove House Call Health, Inc PARTICIPATION AGREEMENT

WHEREAS Humana Insurance Company, Employers Health Insurance Company and their affiliates (hereinafter referred to as “HUMANA”) and the Whiteglove House Call Health. Inc. (hereinafter referred to as “Group”) entered into an Agreement signed effective as of May 1, 2008 after referred to as “Agreement”)

WHEREAS, the Parties thereto have mutually agreed to amend said Agreement, regarding compensation for Covered Services for the ChoiceCare Network Members for covered services. Said Amendment shall be effective March 1, 2009.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained and other good valuable consideration the sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by and between the Parties hereto that the following is to amend Attachment B as it pertains to commercial PPO and indemnity: Attachment B: (A) ChoiceCare Network will be amended to read the following:

A. CHOICECARE NETWORK REIMBURSEMENT

Group agrees to accept as payment in full from Payors for Covered Services rendered to Members, the percentage defined below of ChoiceCare’s ( 079-787 ) fee schedule, or Group’s billed charges, whichever is less, less any Co-payments due from Members. All payments from ChoiceCare will be reduced by any deductibles or co-payments due from Member.

Reimbursements broken down by code ranges and percentage payable for the above listed plans indicating (079-787) fee schedule:

•

Evaluation and Management Services (Codes 99201 to 99499): ALl covered services for evaluation and management services will be reimbursed zero with the exception of 99214, 99215, and 99212. CPT Code 99214 will be reimbursed at [****] of fixed 2006 Medicare RBRVS schedule. CPT Code 99215 will be reimbursed at [****]. CPT Code 99212 which will be [****].

•	Surgery Services (Codes 10021 to 11471): CPT Code 10060, 10120, 11100, will be reimbursed at[****]. All other covered services for surgery services will be reimbursed at [****].

•

Surgery Services (Codes 11600 to 11719 and 11770 to 69990): CPT code 11730, 11740, 11750, 12001, 12002, 12004, 12011, 12013, 12014, 12031, 12032, 12034, 12041, 12042, 12044, 12051, 12052, 12053, 16020, 16025, 16030, 17110, 29505, 20515, 29125, 29105, 29130, 30901, 65205, 65220, and 69210 will be reimbursed at [****]. All other covered services for radiology services will be reimbursed at [****].

•	Radiology - Including Nuclear Medicine and Diagnostic Ultrasound Services (Codes 70010 to 79999): All covered services for radiology services will be reimbursed at [****].

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

•

Pathology and Laboratory Services (Codes 80048 to 89399): ChoiceCare’s STAT pathology and laboratory codes are fixed at [***]. ChoiceCare’s STAT laboratory codes are as follows: 81000, 81002, 81005, 81015, 81025, 82270, 82947, 82948, 85007, 85008, 85009, 85013, 85014, 85021, 85022, 85027, 85031, 87205, 87207, 87210, 87220, and 87880. CPT Code 36415 when appropriate will be paid at [****]. CPT Codes 82962, 86677, 87804, and 86308, will be paid at [****]. All other covered services for pathology and laboratory will be reimbursed at [****].

•

Medicine Services (except Anesthesiology and vaccines) (Codes 90281 to 90474 and 90760 to 92504 and 92511 to 96999 and 97802 to 98929 and 99000 to 99199 and 99500 to 99600): CPT Codes 90772, 92230, 93000, 94640, and 94664 will be reimbursed at [****]. All other covered services for medicine services, excluding anesthesiology, will be reimbursed at [****].

•

Medicine Services Chiropractic, Physical Therapy, Speech Therapy and Occupational Therapy (except Anesthesiology) (Codes 92506 to 92508 and 97001 to 97606 and 98940 to 98943): All covered services for medicine services, excluding anesthesiology, will be reimbursed at [****].

•	HCPCS Codes: All covered services for HCPCS codes, with the exception of J codes, will be reimbursed at [****].

•	CPT CODE 99070 CPT CODE 99070 will be [****]. Humana reserves the right to audit to insure accuracy.

•

Drugs, Immunizations, Vaccines and Injectables: ChoiceCare’s (201-544) fee schedule will be utilized for reimbursement for drugs, immunizations or injectables. These drugs and/or immunizations will be reimbursed at [****].

Group agrees that in the event that Group employs, subcontracts or independently contracts with or uses the services of a physician extender (that is, a physician assistant, advanced registered nurse practitioner, certified registered nurse anesthetist, certified nurse midwife, certified surgical assistant, certified registered nurse first assistant or such other similarly situated individual) who will be providing services to Members under the supervision of Group, Group shall notify ChoiceCare in writing, upon execution of this Agreement and at any time during the term of this Agreement when such physician extenders are employed, subcontracted or independently contracted with Group, and the specific services that such physician extenders will be performing, prior to the provision of services to any Member. Group represents that physician extenders employed by or under contract with Group will comply with the terms and condition of this Agreement, maintain professional liability coverage and are appropriately licensed as required by applicable state and federal laws, rules and regulations. Group acknowledges and agrees ChoiceCare retains the right to approve, suspend and/or terminate participation under this Agreement of any physician extender who will be providing services to Members. Payor, in its sole discretion, may reimburse Group for services of such physician extenders rendered to Members covered under Plans offered by Payors with access to ChoiceCare Network and not otherwise specified in paragraphs B and/or C below, [****] of ChoiceCare’s (079-787) Fee Schedule or Group’s billed charges, whichever is less, less any Co-payments due from Member.

Except as specifically amended hereby, the terms and conditions of this agreement remain the same.

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Provider

By:

Printed Name:

Title:

Date:

HUMANA

By:

Printed Name:	Donnie Hromadka

Title:	V.P. Network Management

Date:

AMENDMENT TO

WhiteGlove House Call Health, Inc. PARTICIPATION AGREEMENT

WHEREAS Humana Insurance Company, Employers Health Insurance Company and their affiliates (hereinafter referred to as “HUMANA”) and the WhiteGlove House Call Health, Inc. (hereinafter referred to as “GROUP”) entered into an Agreement signed effective as of May 1, 2008 and later amended effective March 1, 2009 (hereinafter referred to as “Agreement”)

WHEREAS, the Parties thereto have mutually agreed to amend said Agreement, with regards to only the Humana Commercial fully insured PPO members for covered services. Said Amendment shall be effective February 1st 2011.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained and other good valuable consideration the sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by and between the Parties hereto that the following is to amend the Reimbursement Attachment as it pertains to Commercial fully insured PPO members in the following counties: Travis, Hays, Williamson, Comal, Bexar, Dallas, Tarrant, Denton, Collin, Rockwall, Harris.

REIMBURSEMENT

HUMANA agrees to reimburse GROUP a capitation rate each month for HUMANA’s commercial fully insured PPO members for the counties listed above per the schedule below:

[****] for the quarter in which the number of visits provided by GROUP does not exceed [****] during that quarter;

[****] for the quarter in which the, number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in within which the number of visits provided by GROUP is equal to or greater than, [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the, number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter.

In the event visits exceed [****] visits per quarter, the per member per month capitation rate shall increase by [****] for each incremental increase of [****] visits per quarter in the same pattern as the rates outlined above.

DEFINITIONS

Quarterly shall be defined as January through March, April through June, July through September and October through December.

Encounters shall be defined as a visit which will include an E&M coding plus any other coded services provided during the member visit.

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CAPITATION RATE ADJUSTMENT

The GROUP will provide to HUMANA at the end of each quarter the total number of visits it has performed for HUMANA’s Commercial fully insured PPO members in that quarter. For each quarter, HUMANA will supply the GROUP with the number of visits as previously submitted by the GROUP for reconciliation. HUMANA and GROUP shall review and mutually agree to the number of visits performed by GROUP within the quarter, fifteen (15) days after the close of each quarter. In the event that the capitation rate for any quarter requires adjustment, the rates will be adjusted for the next quarter based on the total number of visits actually performed.

REIMBURSEMENT CALCULATION AND BILLING

HUMANA will provide to GROUP the actual number of Commercial fully insured PPO members for every month in the counties listed above no later than the 15th of the month just past commencing February 15, 2011. GROUP will invoice HUMANA every month based on the then current quarterly pm/pm times actual membership count. The monthly capitation check shall be paid by HUMANA by the 15th of the following month, from which the services are rendered.

RETROACTIVE ADJUSTMENTS FOR CAPITATION PAYMENTS:

Payments to GROUP shall not be subject to retroactive adjustments resulting from additions and deletions of HUMANA’s Commercial fully insured PPO Plan Members.

ENCOUNTER DATA

GROUP agrees to provide to HUMANA accurate and complete information regarding the provision of Covered Services by GROUP to Members (“Data”) on a complete CMS 1500 or UB 92 form, or their respective successor forms as may be required by CMS, or such other form as may be required by law when submitting encounters in an electronic format, or such other format as is mutually agreed upon by both parties. The Data shall be provided to HUMANA on or before the last day of each month for encounters occurring in the immediately preceding month, or such lesser period of time as may be required in the Agreement, or as is otherwise agreed upon by the parties in writing. In the event the Data is not submitted to HUMANA by the date and in the form specified above, HUMANA may, in its sole option, withhold any increase to the payment otherwise required to be made under the terms of the Agreement until the Data is submitted to HUMANA.

TERMINATION

Either party may terminate the Agreement with a six (6) months written notice and shall not affect either parties’ obligations that contractually survive.

Except as specifically amended hereby, the terms and conditions of this agreement remain the same.

I

Provider

By:

Printed Name:

Title:

Date:

HUMANA

By:

Printed Name:	Donnie Hromadka

Title:	V.P. Network Management

Date:

HUMANA AMENDMENT TO

WHITEGLOVE HOUSE CALL HEALTH, Inc. PHYSICIAN AGREEMENT

WHEREAS Humana Health Care Plans of Austin, Inc., PCA Health Plans of Texas, Inc., and their affiliates (hereinafter referred to as “HUMANA”) and WhiteGlove House Call Health, Inc. (hereinafter referred to as “GROUP”) entered into an Agreement effective as of May 1, 2008 and later amended effective March 1, 2009 (hereinafter referred to as “Agreement”).

WHEREAS, the Parties thereto have mutually agreed to amend said Agreement, with regards to only the Humana Commercial fully insured HMO and POS members for covered services. Said Amendment shall be effective February 1st 2011.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained and other good valuable consideration the sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by and between the Parties hereto that the following is to amend the Reimbursement Attachment as it pertains to Commercial fully insured HMO and POS members in the following counties: Travis, Hays, Williamson, Comal, Bexar, Dallas, Tarrant, Denton, Collin, Rockwall, Harris.

REIMBURSEMENT

HUMANA agrees to reimburse GROUP a capitation rate each month for HUMANA’s commercial fully insured HMO and POS members for the counties listed above per the schedule below:

[****] for the quarter in which the number of visits provided by GROUP does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in within which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter.

In the event visits exceed [****] visits per quarter, the per member per month capitation rate shall increase by [****] for each incremental increase of [****] visits per quarter in the same pattern as the rates outlined above.

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

DEFINITIONS

Quarterly shall be defined as January through March, April through June, July through September and October through December.

Encounters shall be defined as a visit which will include an E&M coding plus any other coded services provided during the member visit.

CAPITATION RATE ADJUSTMENT

The GROUP will provide to HUMANA at the end of each quarter the total number of visits it has performed for HUMANA’s Commercial fully insured HMO and POS members in that quarter. For each quarter, HUMANA will supply the GROUP with the number of visits as previously submitted by the GROUP for reconciliation. HUMANA and GROUP shall review and mutually agree to the number of visits performed by GROUP within the quarter, fifteen (15) days after the close of each quarter. In the event that the capitation rate for any quarter requires adjustment, the rates will be adjusted for the next quarter based on the total number of visits actually performed.

REIMBURSEMENT CALCULATION AND BILLING

HUMANA will provide to GROUP the actual number of Commercial fully insured HMO AND POS members for every month in the counties listed above no later than the 15th of the month just past commencing February 15, 2011. GROUP will invoice HUMANA every month based on the then current quarterly pm/pm times actual membership count. The monthly capitation check shall be paid by HUMANA by the 15th of the following month, from which the services are rendered.

RETROACTIVE ADJUSTMENTS FOR CAPITATION PAYMENTS:

Payments to GROUP shall not be subject to retroactive adjustments resulting from. additions and deletions of HUMANA’s Commercial fully insured HMO and POS Plan Members.

ENCOUNTER DATA

GROUP agrees to provide to HUMANA accurate and complete information regarding the provision of Covered Services by GROUP to Members (“Data”) on a complete CMS 1500 or UB 92 form, or their respective successor forms as may be required by CMS, or such other form as may be required by law when submitting encounters in an electronic format, or such other format as is mutually agreed upon by both parties. The Data shall be provided to HUMANA on or before the last day of each month for encounters occurring in the immediately preceding month, or such lesser period of time as may be required in the Agreement, or as is otherwise agreed upon by the parties in writing. In the event the Data is not submitted to HUMANA by the date and in the form specified above, HUMANA may, in its sole option, withhold any increase to the payment otherwise required to be made under the terms of the Agreement until the Data is submitted to HUMANA.

TERMINATION

Either party may terminate the Agreement with a six (6) months written notice and shall not affect either parties’ obligations that contractually survive.

Except as specifically amended hereby, the terms and conditions of this agreement remain the same.

Provider

By:

Printed Name:

Title:

Date:

HUMANA

By:

Printed Name:	Donnie Hromadka

Title:	V.P. Network Management

Date:

AMENDMENT TO

WhiteGlove House Call Health, Inc. PARTICIPATION AGREEMENT

WHEREAS Humana Insurance Company, Employers Health Insurance Company and their affiliates (hereinafter referred to as “HUMANA”) and the WhiteGlove House Call Health, Inc. (hereinafter referred to as “GROUP”) entered into an Agreement signed effective as of May 1, 2008 and later amended effective March 1, 2009, and later amended effective February 1, 2011 (hereinafter referred to as “Agreement”)

WHEREAS, the Parties thereto have mutually agreed to amend said Agreement, with regards to only the Humana Commercial fully insured PPO members for covered services. Said Amendment shall be effective February 8, 2011.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained and other good valuable consideration the sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by and, between the Parties hereto that the following is to amend the Reimbursement Attachment as it pertains to Commercial fully insured PPO members in the following counties: Travis, Hays, Williamson, Comal, Bexar, Dallas, Tarrant, Denton, Collin, Rockwall, Harris.

REIMBURSEMENT

HUMANA agrees to reimburse GROUP a capitation rate (“Caption Rate”) each month for HUMANA’s commercial fully insured PPO members for the counties listed above per the schedule below:

[****] for the quarter in which the number of visits provided by GROUP does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in within which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter.

In the event visits exceed [****] visits per quarter, the per member per month capitation rate shall increase by [****] for each incremental increase of [****] visits per quarter in the same pattern as the rates outlined above.

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

DEFINITIONS

Quarterly shall be defined as January through March, April through June, July through September and October through December.

Encounters shall be defined as a visit which will include an E&M coding plus any other coded services provided during the member visit.

CAPITATION RATE ADJUSTMENT

The GROUP will provide to HUMANA at the end of each quarter the total number of visits it has performed for HUMANA’s Commercial fully insured PPO members in that quarter. For each quarter, HUMANA will supply the GROUP with the number of visits as previously submitted by the GROUP for reconciliation. HUMANA and GROUP shall review and mutually agree to the number of visits performed by GROUP within the quarter, fifteen (15) days after the close of each quarter. In the event that the capitation rate for any quarter requires adjustment, the rates will be adjusted for the next quarter based on the total number of visits actually performed.

REIMBURSEMENT CALCULATION AND BILLING

HUMANA will provide to GROUP the actual number of Commercial fully insured PPO members for every month in the counties listed above no later than the 15th of the month just past commencing February 15, 2011. GROUP will invoice HUMANA every month based on the then current quarterly pm/pm times actual membership count. The monthly capitation check shall be paid by HUMANA by the 15th of the following month, from which the services are rendered.

At the end of each quarter, new Capitalization Rates will be calculated based on the [****] (the combination of the HMO and PPO membership will equal the total number of members used in the following formula. The total number of members will result in one single payment for both the HMO and PPO contract Amendments. There will not be separate calculations by product type) at the end of the quarter using the following formula: [****].

RETROACTIVE ADJUSTMENTS FOR CAPITATION PAYMENTS:

Payments to. GROUP shall not be subject to retroactive adjustments resulting from additions and deletions of HUMANA’s Commercial fully insured PPO Plan Members.

ENCOUNTER DATA

GROUP agrees to provide to HUMANA accurate and complete information regarding the provision of Covered Services by GROUP to Members (“Data”) on a complete CMS 1500 or US 92 form, or their respective successor forms as may be required by CMS, or such other form as may be required by law when submitting encounters in an electronic format, or such other format as is mutually agreed upon by both parties. The Data shall be provided to HUMANA on or before the last day of each month for encounters occurring in the immediately preceding month, or such lesser period of time as may be required in the Agreement, or as is otherwise agreed upon by the parties in writing. In the event the Data is not submitted to HUMANA by the date and in the form specified above, HUMANA may, in its sole option, withhold any increase to the payment otherwise required to be made under the terms of the Agreement until the Data is submitted to HUMANA.

[****]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.